Prepayments and other assets	12 Months Ended
Mar. 31, 2025
Prepayments And Other Assets
Prepayments and other assets

21	Prepayments and other assets

	March 31,
Current	2024	2025
Advance to vendors (net of allowance)	1,298,798	1,827,433
Advance to joint venture (net of allowance) (Refer note 41)	6,319	-
Balance with statutory authorities	98,823	241,796
Prepaid expenses	63,399	70,426
Due from employees	8,328	23,801
Others	12,194	-
Total	1,487,861	2,163,456

Non-current
Prepaid expenses	755	610
	755	610

Advances to vendor primarily consist of amounts paid to airline and hotels for future bookings.

The movement in the allowance for doubtful advances:

	March 31,
	2024	2025
Balance at the beginning of the year	59,612	69,637
Provisions accrued during the year	10,025	5,097
Amount written off during the year	-	(6,970)
Balance at the end of the year	69,637	67,764